SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of 1934
                         (Amendment No.      )


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                             Pinnacle Fund
              ___________________________________________
           (Name of Registrant as Specified in Its Charter)

                             Pinnacle Fund
             ____________________________________________
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box:)
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)   Title of each class of securities to which transaction
          applies:
     ____________________________________________________________


     2)   Aggregate number of securities to which transaction applies:
     ____________________________________________________________


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ____________________________________________________________


     4)   Proposed maximum aggregate value of transaction:
     ____________________________________________________________


     5)   Total fee paid:

     ____________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     1)   Amount Previously Paid:
     ____________________________________________________________


     2)   Form, Schedule or Registration Statement No.:
     ____________________________________________________________


     3)   Filing party:
     ____________________________________________________________


     4)   Date filed:
     ____________________________________________________________


                      NOTICE AND PROXY STATEMENT
                    ANNUAL MEETING OF SHAREHOLDERS

                             PINNACLE FUND


Notice of Annual Meeting

To the Shareholders of Pinnacle Fund:

     You are hereby notified that the Annual Meeting of holders of shares of beneficial interest of Pinnacle Fund, an Indiana business trust (the "Fund"), will be held at the offices of Heartland Capital Management, Inc., 36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana on Tuesday, March 18, 1997, at 9:00 a.m. (Indianapolis time) for the following purposes:

     1.   To elect trustees for a term of one year, as described in
          Part I of the attached Proxy Statement.

     2. To approve or disapprove the continuation of the existing Investment Advisory Agreement between the Fund and
          Heartland Capital Management, Inc., as described in Part II of the attached Proxy Statement.

     3.   To ratify or reject the appointment of Geo. S. Olive &
          Co. LLC as independent auditors for the current fiscal year ending December 31, 1997, as described in part III of the attached Proxy Statement.

     4. To transact such other business as may properly come before the meeting.

     The holders of record at the close of business on February 20, 1997 are entitled to notice of and to vote at the meeting. PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you attend the meeting, you may, if you so desire, withdraw your proxy and vote in person.


                                   /s/  Robert D. Markley
                                   ________________________
                                   Robert D. Markley
                                       Secretary



Indianapolis, Indiana
February 27, 1997


                             PINNACLE FUND
                       An Indiana Business Trust

                            PROXY STATEMENT


                    ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD TUESDAY, MARCH 18, 1997

     All holders of record of shares of beneficial interest (the "Shares") of Pinnacle Fund (the "Fund") on February 20, 1996 (the "Shareholders") are entitled to vote at the Annual Meeting of Shareholders to be held at the offices of Heartland Capital Management, Inc., 36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana, on Tuesday, March 18, 1997, at 9:00 a.m. All Shareholders unable to attend such meeting who wish to vote their shares upon the business to be transacted at such meeting are requested to mark, sign and date the accompanying form of proxy and return it in the addressed, postage-paid envelope enclosed for your convenience. The proxy is revocable by you at any time before it is voted, and the signing of such proxy will not affect your right to vote in person if you attend the meeting. All proxies returned, and not so revoked, will be voted in accordance with their terms.

     As stated in the Notice, the matters to be considered at the meeting are (i) the election of trustees, (ii) the approval or disapproval of the continuation of the Investment Advisory Agreement between the Fund and Heartland Capital Management, Inc. ("Heartland"),
(iii) the ratification or rejection of the appointment of independent auditors, and (iv) the transaction of such other business as may properly come before the Annual Meeting. If the enclosed proxy is duly executed and received in time for the Annual Meeting and if no contrary specification is made as provided therein, the Shares represented thereby will be voted FOR election of the six nominees listed herein, FOR approval of the continuation of the Investment Advisory Agreement, and FOR the ratification of the appointment of the independent auditors listed herein.

     The solicitation of the accompanying form of proxy is made on behalf of the Board of Trustees of the Fund. The expense of the solicitation of the proxies for this meeting will be borne by the Fund. The solicitation will be made through the use of the mails and by personal solicitation through regular employees of the Fund who will not be additionally compensated therefor.

     The mailing address of the principal executive offices of the Fund is Pinnacle Fund, 36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana 46204. This Proxy Statement and the enclosed form of proxy were first sent or given to Shareholders on approximately February 27, 1997.

Outstanding Shares

     As of February 6, 1997, the Fund had 688,312.518 Shares issued and outstanding. Each Shareholder is entitled to one vote upon any proposal submitted to the meeting for each full Share standing of record in his name on February 20, 1997, and a fractional vote for any fractional Share held of record in his name on February 20, 1997. As far as the Fund is advised, the following table sets forth, as of February 6, 1997, the persons known to be beneficial owners of more than 5% of the Fund's outstanding Shares:

                                          Amount and
           Name and                       Nature of
          Address of                      Beneficial            Percent
       Beneficial Owner                   Ownership(1)         of Class

Barry F. Ebert
36 S. Pennsylvania, Suite 610              72,067.996            10.4%
Indianapolis, Indiana                      Shares (2)

Robert D. Markley
36 S. Pennsylvania, Suite 610              92,990.670            13.5%
Indianapolis, Indiana                      Shares (3)

Butler Fairman and Seufert, Inc.          43,273.457              6.3%
  Profit Sharing and 401(k) Plan           Shares
9405 Delegates Row
Indianapolis, Indiana 46250

(1) Unless otherwise indicated, the persons shown have sole voting and investment power over the Shares listed.
(2) Includes 60,827.427 Shares owned by the Heartland Capital Management, Inc. Profit Sharing Trust Plan, as to which Shares Messrs. Ebert and Markley, as co-trustees, have voting control, and 1,042.748 Shares owned by Mr. Ebert's wife and her individual retirement account as to which Mr. Ebert disclaims beneficial ownership.
(3) Includes 3,801.987 Shares held in Mr. Markley's individual retirement account, 1,090.098 Shares owned by Mr. Markley's children, and 27,271.158 Shares owned by Mr. Markley's wife and her individual retirement account. Mr. Markley disclaims beneficial ownership of the Shares owned by his wife. Also includes the 60,827.427 Shares owned by the Heartland Capital Management, Inc. Profit Sharing Trust Plan referred to in footnote (2) above.

Fund Custodian and Transfer Agent

     The Fund's custodian, transfer agent and disbursing agent is Firstar Trust Company, 615 East Michigan, 3rd Floor, Milwaukee,
Wisconsin 53202.

I.   ELECTION OF TRUSTEES

     The Agreement and Declaration of Trust and the Code of By-Laws of the Fund set the number of members of the Board of Trustees at seven, and each Shareholder is entitled thereunder to vote for seven persons for Trustee. There are presently six duly qualified Trustees. The Board of Trustees has determined that it is not necessary for the protection of shareholders to fill the vacancy on the Board of Trustees at the Annual Meeting. Accordingly, the Board of Trustees has nominated six persons, each of whom is a member of the Board of Trustees.

     Proxies will be voted only for the six nominees listed below, unless any nominee shall be unavailable for election at the time of the meeting (which is not presently anticipated), in which case the persons named in the proxies will vote the proxies for other persons in their discretion (but in no event for more than six persons). There will not be cumulative voting for the election of Trustees and the affirmative vote of the holders of a majority of the Shares represented at the Annual Meeting is required to elect a Trustee. Abstentions, broker non-votes and instructions to withhold authority to vote for a nominee on the accompanying proxy will therefore have the effect of votes cast against the nominee.

     With respect to each of such nominees, the following information, including the period served as Trustee and principal occupation is furnished:

         Name, Age, Period
         Served as Trustee                             Principal Occupation
    During the Past Five Years

Thomas F. Maurath*, 38             Elected President of the Fund in February
Trustee since December 1984        1995;  Investment officer of Heartlnad since
                                   February 1984;  Investment officer of
                                   Merchants Investment Counseling, Inc. from
                                   June 1982 until February 1984.

Barry F. Ebert*, 56                Presidnet and Director of Heartland since
Trustee since December 1984        January 1984;  President of the Fund from
                                   1984 to February 1995; For more than five years prior thereto, Mr. Ebert was President of Merchants Investment Counseling, Inc., a registered investment adviser.

Robert D. Markley*, 45             Secretary/Treasurer of the Fund since
Trustee since December 1984        December 1984;  Vice President and Secretary/
                                   Treasurer of Heartland since January 1984.
                                   For more than five years prior thereto, Mr.
                                   Markley was Vice President of Merchants
                                   Investment Counseling, Inc.

Leo G. Watson, M.D., 58            Dr. Watson has been engage in the private
Trustee since December 1984        practice of ophthalmology in Kokomo, Indiana
                                   for more than five years.

Robert L. Blackburn, 48            Mr. Blackburn has been President of Columbus
Trustee since December 1984        Automotive Group, a Columbus, Indiana
                                   automobile dealer, for more than five years.

Thomas D. Rush, 56                 Mr. Rush has been President and CEO of
Trustee since January 1992         Homes, Inc., an Indianapolis, Indiana builder
                                  of single family homes, since May 1991.
                                   From 1973 to 1991, Mr. Rush was President and CEO of the Jonathan Group, a single family home builder in Indianapolis.

* Messrs. Ebert, Markley and Maurath are "interested persons" in Heartland, as that term is defined in the Investment Company Act of 1940 (the "Act"). Messrs. Maurath and Markley are the only executive officers of the Fund.

Shares Beneficially Owned by Nominees

     The Shares beneficially owned as of February 6, 1997, by each nominee for Trustee of the Fund and by all Trustees and officers of the Fund as a group (6 persons) are shown below.

                                         Amount and Nature        Percentage
                                            of Beneficial          of Shares
              Nominee                      Ownership (1)          Outstanding
     Thomas F. Maurath                  6,690.741 Shares (2)          1.0%

     Barry F. Ebert                     72,067.996 Shares (3)        10.4%

     Robert D. Markley                 92,990.670 Shares (4)         13.5%

     Leo G. Watson                       2,012.706 Shares (5)         0.3%

     Robert L. Blackburn                 4,152.870 Shares (6)         0.6%

     Thomas D. Rush                       1,897.893 Shares            0.3%

     All Trustees and officers
     as a group (6 persons)              118,980.449 Shares          17.3%


(1) Unless otherwise indicated, the persons shown have sole voting and investment power of the Shares listed.
(2) Includes 2,453.250 Shares held in Mr. Maurath's individual retirement account, 1,809.426 Shares held in the individual retirement account of Mr. Maurath's wife, and 1,504.074 Shares owned by Mr. Maurath's children.
(3) Includes 60,827.427 Shares owned by the Heartland Capital Management, Inc. Profit Sharing Trust Plan, as to which Shares Messrs. Ebert and Markley, as co-trustees, have voting control, and 1,042.748 Shares owned by Mr. Ebert's wife and her individual retirement account as to which Mr. Ebert disclaims beneficial ownership.
(4) Includes 3,801.987 Shares held in Mr. Markley's individual retirement account, 1,090.098 Shares owned by Mr. Markley's children, and 27,271.158 Shares owned by Mr. Markley's wife and her individual retirement account. Mr. Markley disclaims beneficial ownership of the Shares owned by his wife. Also includes the 60,827.427 Shares owned by the Heartland Capital Management, Inc. Profit Sharing Trust Plan referred to in footnote (2) above.
(5)  Represents 2,012.706 Shares owned by Dr. Watson's wife.
(6) Represents 4,152.870 Shares owned by a partnership between Mr. Blackburn and Lynne B. Weir.

Meetings of Trustees

     The Board of Trustees met two times during 1996 and has no committees. Messrs. Blackburn and Rush each attended one meeting of the Board during 1995.

Trustee and Executive Officer Compensation

     The following table shows the compensation paid by the Fund to each trustee and executive officer of the Fund in 1996:

         Name of Person, Position        Aggregate Compensation from Fund

     Thomas F. Maurath,                                 0
     President and Trustee

     Barry F. Ebert                                     0
     Trustee

     Robert D. Markley                                  0
     Secretary/Treasurer and Trustee

     Leo G. Watson                                   $200
     Trustee

     Robert L. Blackburn                             $100
     Trustee

     Thomas D. Rush                                  $100
     Trustee

II.  RATIFICATION OR REJECTION OF INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

     Heartland Capital Management, Inc., 36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana 46204, serves as manager of the Fund pursuant to the Investment Advisory Agreement (the "Agreement") between the Fund and Heartland dated December 19, 1984. Pursuant to the Agreement, the Fund pays Heartland an annual fee, payable monthly, of 8/10 of 1% of the Fund's average daily net assets, as determined by valuations made at the close of each business day. For the fiscal year ended December 31, 1996, the Fund paid Heartland management fees pursuant to the Agreement in the aggregate amount of $126,100.23.

     Under the Agreement, Heartland is primarily responsible for investment decisions affecting the Fund's portfolio. Also, Heartland, at its own expense and without reimbursement from the Fund, furnishes office space, office facilities, equipment, executive officers and executive expenses, and bears all sales and promotional expenses of the Fund. The Fund pays all operating expenses of the Fund including the costs of preparing this proxy Statement and various reports to Shareholders, interest charges, taxes, legal expenses, fees of Trustees who are not interested persons of Heartland, salaries of administrative or clerical personnel, auditing and accounting services, fees and expenses of any custodian, printing and mailing expenses, postage, and charges and expenses of the disbursing agents, registrar and transfer agent, including the cost of keeping all necessary Shareholder records and accounts and handling.

     The Agreement obligates Heartland to reimburse the Fund to the extent that the Fund's aggregate annual expenses, including the investment advisory fee but excluding interest, taxes, and brokerage commissions, exceed the sum of (i) 2% of the first $10,000,000 of the Fund's average net assets, (ii) 1-1/2% of the next $20,000,000 of the Fund's average net assets, and (iii) 1% of the Fund's average net assets in excess of $30,000,000 for each year, as determined by valuations made as of the close of each business day of the year. Heartland shall, on a quarterly basis, reimburse the Fund by offsetting against its monthly fee all expenses in excess of such sum, prorated on an annual basis.

     The Agreement is not assignable and may be terminated by either party, without penalty, on sixty days' notice. Unless sooner terminated, the Agreement will continue in effect as long as it is approved annually by (a) the Trustees or by a vote of a majority of the outstanding Shares of the Fund and (b) in either case, by the affirma-tive vote of a majority of Trustees who are not interested persons of Heartland, cast in person at a meeting called for the purpose of voting for such approval. The Agreement provides that Heartland is not liable for any error of judgment or of law or of loss in connection with the Agreement except as to those resulting from willful misfeasance, bad faith or gross negligence.

     The Agreement was last submitted to a vote of the Shareholders at the Fund's last Annual Meeting held on March 12, 1996.

     The members of the Board of Directors of Heartland are Barry F. Ebert, who serves as a Trustee of the Fund and as President of Heartland, Robert D. Markley, who serves as Secretary/Treasurer and a Trustee of the Fund and as Vice President of Heartland and Thomas F. Maurath, who serves as President and a Trustee of the Fund. Mr. Ebert owns 55.2%, Mr. Markley owns 36.8%, and Mr. Maurath owns 8%, of the outstanding common shares of Heartland.

Recommendation of Board of Directors

     The Board of Trustees of the Fund, including all independent
Trustees present, unanimously approved continuation of the Agreement at a meeting held on February 18, 1997. The Board of Trustees recommends a vote FOR ratification of the continuation of the Agreement.

     In arriving at its recommendation, the Board of Trustees considered the long-term performance of the Fund, the stability of the management of Heartland, the pecuniary interest of the management of Heartland in the success of the Fund, the Fund's ratio of expenses to net assets, and the financial condition of Heartland.

     From the fund's inception on March 6, 1985, to December 31, 1996, a hypothetical $10,000 investment would have grown to $49,751, assuming reinvestment of dividends, a compound annual return of 14.5%. The Board of Trustees considered the Fund's long-term performance to be adequate.

     The employees of Heartland principally responsible for the management of the Fund are, and have been since the inception of the Fund, Messrs. Ebert, Markley and Maurath. Each of them beneficially owns a substantial number of shares of the Fund. See "ELECTION OF TRUSTEES - Shares Beneficially Owned by Nominees" above. None of them has ever redeemed shares of the Fund beneficially owned by him. The Board of Trustees considered the stability of the management of Heartland and the identity of interest of such management with the other shareholders of the Fund to be favorable.

     The Board of Trustees found the Fund's ratio of expenses to average net assets to be similar to the ratios of other funds of the same size and investment objectives. The Board of Trustees also reviewed the financial condition of Heartland and found it sound.

     Heartland allocates a portion of Fund brokerage to unaffiliated brokers who provide investment research services to the Fund and Heartland. Such investment research may be used for the benefit of other clients of Heartland. Research services acquired by allocation of brokerage of other clients may also be used for the benefit of the Fund.

Required Vote

     The affirmative vote of a majority of the outstanding Shares is required to approve the continuation of the Agreement. If the Shareholders of the Fund do not approve the continuance of the existing Agreement, it will continue in effect for the time being until the Trustees take such further action as they deem to be in the best interests of the Shareholders of the Fund.

III. APPOINTMENT OF INDEPENDENT AUDITORS

     The Act requires independent certified public accountants to be selected annually and such selection to be ratified or rejected by the Shareholders at each annual meeting of the Fund. The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, by consent resolution dated February 18, 1997, selected Geo. S. Olive & Co. LLC as independent certified public accountants and auditors to the Fund, to examine the financial statements of the Fund for the current fiscal year ending December 31, 1997, subject to ratification or rejection by the Shareholders. Geo. S. Olive & Co. LLC served as independent certified public accountants and auditors to the Fund for the past fiscal year and is considered by the Trustees to be well qualified. The affirmative vote of the majority of the Shares represented at the Annual Meeting is required for ratification of the appointment. A representative of Geo. S. Olive & Co. LLC is expected to be present at the Annual Meeting to respond to appropriate questions regarding the services performed for the Fund and will have the opportunity to make a statement if he desires to do so.

     The Board of Trustees therefore recommends a vote FOR ratification of the appointment of Geo. S. Olive & Co. LLC

IV.  OTHER MATTERS

     The Annual Meeting is called for the purposes set forth in the "Notice of Annual Meeting." The Board of Trustees has not been informed of any matters other than those stated in the Notice which are to be presented at the meeting. If any other business is brought before the Annual Meeting, the persons named in the attached proxy will vote according to their discretion.

Shareholder Proposals

     October 27, 1997 is the date by which shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Fund to be considered for inclusion in the proxy materials relating to that meeting.


BY ORDER OF THE BOARD OF TRUSTEES.


                                   /s/ Robert D. Markley
                              ___________________________________
                                   Robert D. Markley
                                       Secretary


IMPORTANT:

     Please immediately mark, sign, date and return your Proxy in the enclosed stamped, addressed envelope. If you attend the meeting and if you so desire, you may withdraw your proxy and vote in person. THANK YOU FOR ACTING PROMPTLY.



PROXY                                                     PINNACLE FUND

                    ANNUAL MEETING OF SHAREHOLDERS
                            March 18, 1997


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


     The undersigned hereby constitutes and appoints Thomas F. Maurath and Robert D. Markley, and each of them, proxies with full power of substitution to vote for the undersigned all shares of beneficial interest of Pinnacle Fund, an Indiana business trust (the "Fund"), which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on March 18, 1997, at 9:00 a.m. (Indianapolis time), and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below upon the following matters, and otherwise in their discre-tion:


The Board of Trustees recommends a vote FOR each of the following:

1.   Election of Trustees

     Nominees: Barry F. Ebert, Robert D. Markley, Thomas F. Maurath, Leo
               G. Watson, M.D., Robert L. Blackburn, Thomas D. Rush.

     (  ) FOR all nominees listed above except authority is withheld to vote for the following named nominee or nominees (if any).
          _______________________________________________________

     (  ) WITHHOLD AUTHORITY to vote for all nominees listed above.


2. Approval of the continuation of the existing Investment Advisory Agreement between the Fund and Heartland Capital Management, Inc.

          (  )  FOR         (  )  AGAINST         (  )  ABSTAIN


3. Ratification of the appointment of Geo. S. Olive & Co. LLC as independent auditors for the current fiscal year ending December 31, 1997.

          (  )  FOR         (  )  AGAINST         (  )  ABSTAIN


THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ELECTION OF SAID SIX NOMINEES, "FOR" APPROVAL OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT, AND "FOR"
RATIFICATION OF THE APPOINTMENT OF GEO. S. OLIVE & CO. AS INDEPENDENT
AUDITORS.


     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated February 27, 1997, and the Fund's annual report to shareholders for the year ended December 31, 1996. The undersigned hereby revokes any proxy or proxies heretofore given.


DATED:  ___________

Number of Shares of       Signature of Shareholder or Shareholders
Beneficial Interest
of the Fund owned on
February 20, 1997:        ______________________________________________

                          ______________________________________________

                          ______________________________________________

IMPORTANT:  Please date this Proxy and
sign exactly as your name or names appear hereon. If shares of beneficial interest of the Fund are held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give full titles.